Lehman Brothers


                             Yield Table - Bond 1-A


                      SASCO 2003-40A 5 POOLS OF HYBRID ARMS

                              Settle as of 12/30/03
   ------------------------------------------------------------------
                             Bond Summary - Bond 1-A
   ------------------------------------------------------------------
   Fixed Coupon:  5.050                 Type:       Fixed
       Orig Bal:  135,111,000
         Factor:  1.0000000
    Factor Date:  12/25/03          Next Pmt:       01/25/04
          Delay:  24                   Cusip:

   ------------------------------------------------------------------
      ---------------------------------------
                              25 CPR
      ---------------------------------------
          Price         Yield     Duration
      ---------------------------------------
        102.156250       3.546      2.80
        102.187500       3.535      2.80
        102.218750       3.524      2.80
        102.250000       3.513      2.81
        102.281250       3.502      2.81
        102.312500       3.491      2.81
        102.343750       3.481      2.81
        102.375000       3.470      2.81
        102.406250       3.459      2.81
        102.437500       3.448      2.81
        102.468750       3.437      2.81
     ----------------------------------------
      Average Life                   3.23
       First Pay                  01/25/04
       Last Pay                   12/25/33
     ----------------------------------------

------------------------------------------------------------------------------
Tsy BM   3Mo     6Mo   2YR    3YR    5YR    10YR   30YR  Lib BM   1YR    2YR
------------------------------------------------------------------------------
 Yield  0.8860 0.9860 1.8750 2.4050 3.2740 4.2520 5.0310  Yield  1.4620 2.2370
 Coupon               1.8750 2.6250 3.3750 4.2500 5.3750
------------------------------------------------------------------------------

                               [RESTUBBED TABLE]

----------------------------------------------------------------------
Lib BM  3YR    4YR    5YR    7YR   10YR    12YR   15YR   20YR   30YR
----------------------------------------------------------------------
 Yield 2.8480 3.3140 3.6860 4.1750 4.6450 4.8570 5.0800 5.2720 5.3460

----------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 2-A


                      SASCO 2003-40A 5 POOLS OF HYBRID ARMS

                              Settle as of 12/30/03
   ------------------------------------------------------------------
                             Bond Summary - Bond 2-A
   ------------------------------------------------------------------
   Fixed Coupon:  4.200                 Type:       Fixed
       Orig Bal:  149,989,000
         Factor:  1.0000000
    Factor Date:  12/25/03          Next Pmt:       01/25/04
          Delay:  24                   Cusip:
   ------------------------------------------------------------------
   -------------------------------------------------
                                25 CPR
   -------------------------------------------------
          Price         Yield           Duration
   -------------------------------------------------
        100.390625       3.820            2.74
        100.421875       3.809            2.75
        100.453125       3.798            2.75
        100.484375       3.787            2.75
        100.515625       3.775            2.75
        100.546875       3.764            2.75
        100.578125       3.753            2.75
        100.609375       3.742            2.75
        100.640625       3.730            2.75
        100.671875       3.719            2.75
        100.703125       3.708            2.75
   -------------------------------------------------
       Average Life               3.15
        First Pay               01/25/04
         Last Pay               12/25/33
   -------------------------------------------------

------------------------------------------------------------------------------
Tsy BM    3Mo    6Mo    2YR    3YR   5YR    10YR   30YR  Lib BM    1YR   2YR
------------------------------------------------------------------------------
 Yield  0.8860 0.9860 1.8750 2.4050 3.2740 4.2520 5.0310  Yield  1.4620 2.2370
 Coupon               1.8750 2.6250 3.3750 4.2500 5.3750
------------------------------------------------------------------------------

                                [RESTUBBED TABLE]

-------------------------------------------------------------------------
Lib BM    3YR    4YR     5YR    7YR    10YR   12YR  15YR    20YR   30YR
-------------------------------------------------------------------------
 Yield   2.8480 3.3140  3.6860 4.1750 4.6450 4.8570 5.0800 5.2720 5.3460

-------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers


                             Yield Table - Bond 3-A1


                      SASCO 2003-40A 5 POOLS OF HYBRID ARMS

                              Settle as of 12/30/03
   ------------------------------------------------------------------
                            Bond Summary - Bond 3-A1
   ------------------------------------------------------------------
   Fixed Coupon:  4.620                 Type:       Fixed
       Orig Bal:  297,000,000
         Factor:  1.0000000
    Factor Date:  12/25/03          Next Pmt:       01/25/04
          Delay:  24                   Cusip:
   ------------------------------------------------------------------
        --------------------------------------------
                                    25 CPR
        --------------------------------------------
          Price               Yield     Duration
        --------------------------------------------
        100.890625            3.982       2.82
        100.921875            3.971       2.82
        100.953125            3.960       2.82
        100.984375            3.949       2.82
        101.015625            3.938       2.82
        101.046875            3.927       2.82
        101.078125            3.916       2.82
        101.109375            3.905       2.82
        101.140625            3.894       2.83
        101.171875            3.884       2.83
        101.203125            3.873       2.83
        --------------------------------------------
        Average Life                3.28
         First Pay                01/25/04
         Last Pay                 12/25/33
        --------------------------------------------

------------------------------------------------------------------------------
Tsy BM    3Mo    6Mo    2YR    3YR   5YR    10YR   30YR  Lib BM    1YR   2YR
------------------------------------------------------------------------------
 Yield  0.8860 0.9860 1.8750 2.4050 3.2740 4.2520 5.0310  Yield  1.4620 2.2370
 Coupon               1.8750 2.6250 3.3750 4.2500 5.3750
------------------------------------------------------------------------------

                                [RESTUBBED TABLE]

-------------------------------------------------------------------------
Lib BM    3YR    4YR     5YR    7YR    10YR   12YR  15YR    20YR   30YR
-------------------------------------------------------------------------
 Yield   2.8480 3.3140  3.6860 4.1750 4.6450 4.8570 5.0800 5.2720 5.3460

-------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 3-A2


                      SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03
   ------------------------------------------------------------------
                             Bond Summary - Bond 3-A2
   ------------------------------------------------------------------
   Fixed Coupon:  4.510                 Type:       Fixed
       Orig Bal:  119,828,000


         Factor:  1.0000000
    Factor Date:  12/25/03          Next Pmt:       01/25/04
          Delay:  24                   Cusip:
   ------------------------------------------------------------------
   -------------------------------------------------
                                25 CPR
   -------------------------------------------------
          Price         Yield           Duration
   -------------------------------------------------
        100.625250       3.976            2.82
        100.687500       3.966            2.82
        100.718750       3.955            2.82
        100.750000       3.944            2.82
        100.781250       3.933            2.82

        100.812500       3.922            2.83
        100.843750       3.911            2.83
        100.875000       3.900            2.83
        100.906250       3.889            2.83
        100.937500       3.878            2.83

        100.968750       3.867            2.83
   -------------------------------------------------
       Average Life               3.28
        First Pay               01/25/04
         Last Pay               12/25/33
   -------------------------------------------------

------------------------------------------------------------------------------
Tsy BM    3Mo    6Mo    2YR    3YR   5YR    10YR   30YR  Lib BM    1YR   2YR
------------------------------------------------------------------------------
 Yield  0.8860 0.9860 1.8750 2.4050 3.2740 4.2520 5.0310  Yield  1.4620 2.2370
Coupon                1.8750 2.6250 3.3750 4.2500 5.3750
------------------------------------------------------------------------------

                                [RESTUBBED TABLE]

-------------------------------------------------------------------------
Lib BM    3YR    4YR     5YR    7YR    10YR   12YR  15YR    20YR   30YR
-------------------------------------------------------------------------
 Yield   2.8480 3.3140  3.6860 4.1750 4.6450 4.8570 5.0800 5.2720 5.3460

-------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers
                             Yield Table - Bond 3-A3


                      SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03
   ------------------------------------------------------------------
                             Bond Summary - Bond 3-A3
   ------------------------------------------------------------------
   Fixed Coupon:  4.620                 Type:       Fixed
       Orig Bal:  5,643,000


         Factor:  1.0000000
    Factor Date:  12/25/03          Next Pmt:       01/25/04
          Delay:  24                   Cusip:
   ------------------------------------------------------------------
   -------------------------------------------------
                                25 CPR
   -------------------------------------------------
          Yield          Price          Duration
   -------------------------------------------------
        100.437500       30.783           0.61
        100.468750       30.777           0.61
        100.500000       30.771           0.61
        100.531250       30.765           0.61
        100.562500       30.759           0.61

        100.593750       30.753           0.61
        100.625000       30.747           0.61
        100.656250       30.741           0.61
        100.687500       30.735           0.61
        100.718750       30.729           0.61

        100.750000       30.724           0.61
   -------------------------------------------------
       Average Life               3.28
        First Pay               01/25/04
         Last Pay               12/25/33
   -------------------------------------------------

------------------------------------------------------------------------------
Tsy BM    3Mo    6Mo    2YR    3YR   5YR    10YR   30YR  Lib BM    1YR   2YR
------------------------------------------------------------------------------
 Yield  0.8860 0.9860 1.8750 2.4050 3.2740 4.2520 5.0310  Yield  1.4620 2.2370
Coupon                1.8750 2.6250 3.3750 4.2500 5.3750
------------------------------------------------------------------------------

                                [RESTUBBED TABLE]

-------------------------------------------------------------------------
Lib BM    3YR    4YR     5YR    7YR    10YR   12YR  15YR    20YR   30YR
-------------------------------------------------------------------------
 Yield   2.8480 3.3140  3.6860 4.1750 4.6450 4.8570 5.0800 5.2720 5.3460

-------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 4-A1


                     SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03

                 ----------------------------------------------
                            Bond Summary - Bond 4-A1
                 ----------------------------------------------
                  Fixed Coupon:  5.478         Type:  Fixed
                      Orig Bal:  57,353,000

                        Factor:  1.0000000
                   Factor Date:  12/25/03  Next Pmt:  01/25/04
                         Delay:  24           Cusip:
                 ----------------------------------------------

                       -----------------------------------
                                             25 CPR
                       -----------------------------------
                          Yield        Price     Duration
                       -----------------------------------
                        101.453125     31.417      0.60
                        101.484375     31.411      0.60
                        101.515625     31.405      0.60
                        101.546875     31.399      0.60
                        101.578125     31.393      0.60
                        101.609375     31.387      0.60
                        101.640625     31.381      0.60
                        101.671875     31.375      0.60
                        101.703125     31.369      0.60
                        101.734375     31.363      0.60
                        101.765625     31.357      0.60
                       -----------------------------------
                       Average Life           3.25
                        First Pay           01/25/04
                        Last Pay            12/25/33
                       -----------------------------------




----------------------------------------------------------------------------------------------------------------------------------
 Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   Lib BM     1YR     2YR     3YR     4YR     5YR     7YR    10YR
----------------------------------------------------------------------------------------------------------------------------------
  Yield  0.8860  0.9860  1.8750  2.4050  3.2740  4.2520  5.0310    Yield  1.4620  2.2370  2.8480  3.3140  3.6860  4.1750  4.6450
 Coupon                  1.8750  2.6250  3.3750  4.2500  5.3750
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
 Lib BM    12YR    15YR    20YR    30YR
---------------------------------------
  Yield  4.8570  5.0800  5.2720  5.3460

---------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 5-A


                     SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03


                 ----------------------------------------------
                             Bond Summary - Bond 5-A
                 ----------------------------------------------
                  Fixed Coupon:  5.555         Type:  Fixed
                      Orig Bal:  23,179,000

                        Factor:  1.0000000
                   Factor Date:  12/25/03  Next Pmt:  01/25/04
                         Delay:  24           Cusip:
                 ----------------------------------------------

                       -----------------------------------
                                             25 CPR
                       -----------------------------------
                          Yield        Price     Duration
                       -----------------------------------
                        101.406250     31.465      0.60
                        101.437500     31.459      0.60
                        101.468750     31.453      0.60
                        101.500000     31.447      0.60
                        101.531250     31.441      0.60
                        101.562500     31.435      0.60
                        101.593750     31.429      0.60
                        101.625000     31.423      0.60
                        101.656250     31.417      0.60
                        101.687500     31.411      0.60
                        101.718750     31.405      0.60
                       -----------------------------------
                       Average Life           3.26
                        First Pay           01/25/04
                        Last Pay            12/25/33
                       -----------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   Lib BM     1YR     2YR     3YR     4YR     5YR     7YR    10YR
----------------------------------------------------------------------------------------------------------------------------------
  Yield  0.8860  0.9860  1.8750  2.4050  3.2740  4.2520  5.0310    Yield  1.4620  2.2370  2.8480  3.3140  3.6860  4.1750  4.6450
 Coupon                  1.8750  2.6250  3.3750  4.2500  5.3750
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
 Lib BM    12YR    15YR    20YR    30YR
---------------------------------------
  Yield  4.8570  5.0800  5.2720  5.3460

---------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond B1-X


                     SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03


                 ----------------------------------------------
                            Bond Summary - Bond B1-X
                 ----------------------------------------------
                  Fixed Coupon:  3.733         Type:  IO
                      Orig Bal:  1
                      Orig Not:  0

                        Factor:  0.0000000
                   Factor Date:  12/25/03  Next Pmt:  01/25/04
                         Delay:  0            Cusip:
                 ----------------------------------------------

                       -----------------------------------
                                             25 CPR
                       -----------------------------------
                           Price       Yield     Duration
                       -----------------------------------
                         19.437500    -18.647      2.82
                         19.468750    -18.704      2.82
                         19.500000    -18.761      2.83
                         19.531250    -18.817      2.83
                         19.562500    -18.874      2.83
                         19.593750    -18.930      2.83
                         19.625000    -18.986      2.83
                         19.656250    -19.043      2.84
                         19.687500    -19.098      2.84
                         19.718750    -19.154      2.84
                         19.750000    -19.210      2.84
                       -----------------------------------
                       Average Life           4.25
                        First Pay           01/25/04
                        Last Pay            10/25/08
                       -----------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   Lib BM     1YR     2YR     3YR     4YR     5YR     7YR    10YR
----------------------------------------------------------------------------------------------------------------------------------
  Yield  0.8860  0.9860  1.8750  2.4050  3.2740  4.2520  5.0310    Yield  1.4620  2.2370  2.8480  3.3140  3.6860  4.1750  4.6450
 Coupon                  1.8750  2.6250  3.3750  4.2500  5.3750
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
 Lib BM    12YR    15YR    20YR    30YR
---------------------------------------
  Yield  4.8570  5.0800  5.2720  5.3460

---------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 2-AX


                     SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03


                 ----------------------------------------------
                            Bond Summary - Bond 2-AX
                 ----------------------------------------------
                  Fixed Coupon:  4.200         Type:  IO


                      Orig Not:  0
                        Factor:  1.0000000
                   Factor Date:  12/25/03  Next Pmt:  01/25/04
                         Delay:  24           Cusip:
                 ----------------------------------------------

                       -----------------------------------
                                             25 CPR
                       -----------------------------------
                            Price       Yield    Duration
                       -----------------------------------



                          9.000000      5.703      1.68



                       -----------------------------------
                       Average Life           2.44
                        First Pay           01/25/04
                        Last Pay            10/25/08
                       -----------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   Lib BM     1YR     2YR     3YR     4YR     5YR     7YR    10YR
----------------------------------------------------------------------------------------------------------------------------------
  Yield  0.8860  0.9860  1.8750  2.4050  3.2740  4.2520  5.0310    Yield  1.4620  2.2370  2.8480  3.3140  3.6860  4.1750  4.6450
 Coupon                  1.8750  2.6250  3.3750  4.2500  5.3750
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
 Lib BM    12YR    15YR    20YR    30YR
---------------------------------------
  Yield  4.8570  5.0800  5.2720  5.3460

---------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 3-AX


                     SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03

                 ----------------------------------------------
                            Bond Summary - Bond 3-AX
                 ----------------------------------------------
                  Fixed Coupon:  4.500         Type:  IO


                      Orig Not:  0
                        Factor:  1.0000000
                   Factor Date:  12/25/03  Next Pmt:  01/25/04
                         Delay:  24           Cusip:
                 ----------------------------------------------

                       -----------------------------------
                                             25 CPR
                       -----------------------------------
                            Price       Yield    Duration
                       -----------------------------------



                          9.000000     13.266      1.56



                       -----------------------------------
                       Average Life           2.60
                        First Pay           01/25/04
                        Last Pay            10/25/08
                       -----------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   Lib BM     1YR     2YR     3YR     4YR     5YR     7YR    10YR
----------------------------------------------------------------------------------------------------------------------------------
  Yield  0.8860  0.9860  1.8750  2.4050  3.2740  4.2520  5.0310    Yield  1.4620  2.2370  2.8480  3.3140  3.6860  4.1750  4.6450
 Coupon                  1.8750  2.6250  3.3750  4.2500  5.3750
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
 Lib BM    12YR    15YR    20YR    30YR
---------------------------------------
  Yield  4.8570  5.0800  5.2720  5.3460

---------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                            Yield Table - Bond 3-PAX


                     SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03

                 ----------------------------------------------
                            Bond Summary - Bond 3-PAX
                 ----------------------------------------------
                  Fixed Coupon:  4.500         Type:  IO


                      Orig Not:  0
                        Factor:  1.0000000
                   Factor Date:  12/25/03  Next Pmt:  01/25/04
                         Delay:  24           Cusip:
                 ----------------------------------------------

                       -----------------------------------
                                             25 CPR
                       -----------------------------------
                            Price       Yield    Duration
                       -----------------------------------



                          8.250000     19.019      1.45



                       -----------------------------------
                       Average Life           2.61
                        First Pay           01/25/04
                        Last Pay            10/25/08
                       -----------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   Lib BM     1YR     2YR     3YR     4YR     5YR     7YR    10YR
----------------------------------------------------------------------------------------------------------------------------------
  Yield  0.8860  0.9860  1.8750  2.4050  3.2740  4.2520  5.0310    Yield  1.4620  2.2370  2.8480  3.3140  3.6860  4.1750  4.6450
 Coupon                  1.8750  2.6250  3.3750  4.2500  5.3750
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
 Lib BM    12YR    15YR    20YR    30YR
---------------------------------------
  Yield  4.8570  5.0800  5.2720  5.3460

---------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 4-AX


                     SASCO 2003-40A 5 POOLS OF HYBRID ARMS
                              Settle as of 12/30/03

                 ----------------------------------------------
                            Bond Summary - Bond 4-AX
                 ----------------------------------------------
                  Fixed Coupon:  4.500         Type:  IO


                      Orig Not:  0
                        Factor:  1.0000000
                   Factor Date:  12/25/03  Next Pmt:  01/25/04
                         Delay:  24           Cusip:
                 ----------------------------------------------

                       -----------------------------------
                                             25 CPR
                       -----------------------------------
                            Price       Yield    Duration
                       -----------------------------------



                          8.250000      *****      0.00



                       -----------------------------------
                       Average Life           6.48
                        First Pay            1/25/07
                        Last Pay            08/25/10
                       -----------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR   Lib BM     1YR     2YR     3YR     4YR     5YR     7YR    10YR
----------------------------------------------------------------------------------------------------------------------------------
  Yield  0.8860  0.9860  1.8750  2.4050  3.2740  4.2520  5.0310    Yield  1.4620  2.2370  2.8480  3.3140  3.6860  4.1750  4.6450
 Coupon                  1.8750  2.6255  3.3750  4.2500  5.3750
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
 Lib BM    12YR    15YR    20YR    30YR
---------------------------------------
  Yield  4.8570  5.0800  5.2720  5.3460

---------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.